UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 20, 2007

                             NETSCOUT SYSTEMS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                   0000-26251                            04-2837575
          ----------------------------       -----------------------------------
            (Commission File Number)          (IRS Employer Identification No.)

           310 Littleton Road
         Westford, Massachusetts                              01886
 -----------------------------------------           ------------------------
  (Address of principal executive offices)                  (Zip Code)

                                 (978) 614-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into Material Definitive Agreement; Item 2.03. Creation of a
Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

       On July 20, 2007, NetScout Systems, Inc. (the "Company") and Silicon Valley Bank (the "Lender") entered into a Loan Modification Agreement (the "Loan Modification Agreement") pursuant to which the maturity date for amounts that are or may become due under the Amended and Restated Loan and Security Agreement dated as of March 12, 1998, as amended to date (the "Loan Agreement"), was extended until June 4, 2009. Under the Loan Agreement, the Company may borrow up to $10 million. In addition to the forgoing, the Loan Modification Agreement also modified the financial reporting obligations to the Lender by requiring that the Company (1) deliver to the Lender copies of its Form 10-K and Form 10-Q filings within five days of filing; (2) promptly report any legal actions pending or threatened against the Company or any subsidiary that could result in damages or costs to the Company or any subsidiary in excess of $100,000 or (3) other financial information reasonably requested by the Lender.

       A copy of the Loan Modification Agreement is attached hereto as Exhibit
10.1 and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

      The Company hereby files the following exhibits:

      10.1 Loan Modification Agreement dated July 20, 2007 by and between the Company and Silicon Valley Bank

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         NETSCOUT SYSTEMS, INC.

                                         By: /s/ David P. Sommers
                                             -----------------------------------
                                             David P. Sommers
                                             Chief Financial Officer and
                                             Senior Vice President, General
                                             Operations


Date: July 25, 2007



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                                  EXHIBIT INDEX


Exhibit  Number        Description
-------------------    ---------------------------------------------------------

10.1 Loan Modification Agreement dated July 20, 2007 by and between the Company and Silicon Valley Bank.